EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gamma Pharmaceuticals Inc. (the "Company") on Form 10-Q for the period ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Cunningham, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                              /s/ Peter Cunningham
                                                                                              Peter Cunningham
                                                                                              Chief Executive Officer
                                                                                              July, 28 2010